                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                              BISHOP STREET FUNDS
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                     same
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
     Item 22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         N/A
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     2)  Aggregate number of securities to which transaction applies:

         N/A
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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

         N/A
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     4)  Proposed maximum aggregate value of transaction:

         N/A
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[X]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         $125
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     2)  Form, Schedule or Registration Statement No.:

         Preliminary Proxy
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     3)  Filing Party:

         Bishop Street Funds
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     4)  Date Filed:

         December 1, 1995
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

                       IMPORTANT SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

                       BISHOP STREET HAWAII TAX-FREE FUND

  The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to the Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

  We urge you to spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, your Fund may bear the expense of follow-up solicitations.

  Please take a few moments to exercise your right to vote. Thank you.

--------------------------------------------------------------------------------

                              BISHOP STREET FUNDS

                              BISHOP STREET FUNDS
                      BISHOP STREET HAWAII TAX-FREE FUND

Dear Shareholder,

  The attached proxy statement solicits your vote as a Shareholder in the Bishop Street Hawaii Tax-Free Fund (the "Hawaii Tax-Free Fund") on an important proposal being recommended by the Board of Trustees. Even if you are not currently a Shareholder in the Fund, you are still eligible to vote. Votes are solicited from Shareholders of record as of December 4, 1995.

  A Special Meeting of the Shareholders of the Hawaii Tax-Free Fund has been scheduled for January 29, 1996. While you are, of course, welcome to join us at the meeting, most Shareholders cast their vote by filling out and signing the proxy card that accompanies the attached proxy statement.

  The attached proxy statement is designed to give you further information relating to the proposal on which you are asked to vote. We encourage you to support the Trustees' recommendations. The proposal described in the proxy statement relates to the following matter:

    1. To approve an amendment to the investment policies of the Hawaii Tax-Free Fund in order to eliminate a requirement that 80% of its assets be invested in municipal securities the interest income from which is not treated as a preference item for purposes of the federal alternative minimum tax, and to approve a change in the Fund's name.

  Your vote is important to us. Please mark, sign, and date the enclosed proxy card and return it as soon as possible. For your convenience, we have enclosed a self-addressed stamped envelope. If you have questions about the proposal please call 1-800-262-9565. Thank you for taking the time to consider these important proposals and for your investment in the Bishop Street Funds.

                                                  Sincerely,

                                                  /s/ David G. Lee

                                                  David G. Lee
                                                  President and Chief
                                                   Executive Officer
                                                  Bishop Street Funds

                              BISHOP STREET FUNDS
                                2 OLIVER STREET
                          BOSTON, MASSACHUSETTS 02109

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      BISHOP STREET HAWAII TAX-FREE FUND
                               JANUARY 29, 1996

  Notice is hereby given that a Special Meeting of Shareholders of the Bishop Street Hawaii Tax-Free Fund (the "Fund"), a separate series of the Bishop Street Funds (the "Trust"), will be held at the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on January 29, 1996, at 10:00 a.m.

  At the meeting, Shareholders of the Fund will be asked to consider a proposed revision to the Fund's investment policies and a change in the name of the Fund. The specifics of the Proposal are more fully described in the attached Proxy Statement. The Proposal is as follows:

    1. To approve an amendment to the investment policies of the Bishop Street Hawaii Tax-Free Fund in order to eliminate a requirement that 80% of its assets be invested in municipal securities the interest income from which is not treated as a preference item for purposes of the federal alternative minimum tax, and to approve a change in the Fund's name.

  In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

                                            BY ORDER OF THE BOARD OF TRUSTEES

                                            JOHN H. GRADY, JR., SECRETARY

  All Shareholders are cordially invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed Proxy and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted.

  Shareholders of record at the close of business on December 4, 1995 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

December 15, 1995

                              BISHOP STREET FUNDS
                                2 OLIVER STREET
                          BOSTON, MASSACHUSETTS 02109

                               -----------------

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Bishop Street Funds (the "Trust") for use at the Special Meeting of Shareholders of the Hawaii Tax-Free Fund (the "Fund") to be held on January 29, 1996, at 10:00 a.m., at the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the Fund ("Shareholders") of record at the close of business on December 4, 1995, are entitled to vote at the Meeting. The table below sets forth the approximate number of units of beneficial interest ("shares") issued and outstanding for the Fund on that date.

           SHARES OUTSTANDING                                 NET ASSETS
         AS OF DECEMBER 4, 1995                         AS OF DECEMBER 4, 1995
         ----------------------                         ----------------------
             1,442,756.685                                  $15,044,419.04

  Each share (including any fractional share) is entitled to one vote for every dollar of value represented thereby, as of the record date, on each matter as to which such shares are to be voted at the Meeting.

  In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SFM, the Administrator for the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The general cost of solicitation will be borne by the Trust. The proxy and this Proxy Statement are being mailed to Shareholders on or about December 15, 1995.

  Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                 INTRODUCTION

  The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Fund to vote on a proposed change to one of the investment policies of the Fund. This change, which has been approved by the Trustees of the Trust, is being requested at this time because the Fund's current investment limitation relating to the purchase of securities that pay interest that is treated as a preference item for alternative minimum tax purposes restricts the Fund's access to high quality municipal securities.

1. APPROVAL OF AN AMENDMENT TO THE FUND'S INVESTMENT POLICY AND A CHANGE IN THE FUND'S NAME.

  The Fund's current investment policies restrict its investments in securities the interest income from which is treated as a preference item for purposes of the federal alternative maximum tax ("AMT") to 20% of its total assets. As amended, the investment policy would not impose any limit on the percentage of the Fund's assets that may be invested in securities the interest income from which is treated as a preference item for AMT purposes. If the amendment to the Fund's investment policy is approved, the Fund's investment policy regarding such securities would read as follows:

    The Fund has no restrictions regarding the percentage of its assets that may be invested in securities the interest income from which is treated as a preference item for purposes of the federal alternative minimum tax.

  The reason for the proposed change is the relatively unexpected decline in the supply of Hawaii Municipal Securities that pay interest income that is not treated as a preference item for purposes of the AMT. The curtailed supply has caused the Fund's Adviser to either remain in cash or money market securities or to acquire securities that are issued by U.S. territories and possessions such as Guam and Puerto Rico, and securities issued by states and municipalities the interest income from which is subject to Hawaii income tax. The Fund's Adviser may continue to hold these latter securities to ensure proper diversification of the Fund's portfolio, such that a portion of the dividends paid by the Fund may be subject to State of Hawaii personal income tax. Nevertheless, it is expected that, if the proposed change is approved, the Fund will be more fully invested and hold a lesser percentage of its assets in cash.

  Moreover, while this change is expected to increase the amount of municipal securities eligible for purchase by the Fund the interest income from which is treated as a preference item for the purpose of the federal alternative minimum tax, it is not expected to lead to a decline in the overall quality of the securities held by the Fund, nor is it expected to cause a material increase in the rate of portfolio turnover.

  However, to the extent that the Fund invests to a greater degree in municipal securities the interest income from which is treated as a preference item for purposes of the federal alternative minimum tax, shareholders who are subject to the minimum tax will pay taxes on a greater proportion of the income dividends paid by the Fund.

  The Board of Trustees believes that, if this proposal is approved by the Shareholders, the Fund will enjoy greater investment flexibility and additional access to numerous high-quality municipal securities. Consistent with this change, the Board of Trustees has proposed that the Fund's name be changed in order to better reflect the absence of any limitation regarding the acquisition of securities the interest income from which is treated as a preference item for AMT purposes. Accordingly, it has been proposed that the Fund's name be changed to the "Bishop Street Hawaii Municipal Bond Fund."

  In the event Shareholders of the Fund do not approve amendment of the Fund's investment policy and the Fund's new name, the Trustees will consider the appropriate course of action.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 1.

GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

  Distribution. SEI Financial Services Company ("SFS"), a wholly-owned subsidiary of SEI Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658 ("SEI"), acts as the Distributor of the Trust's shares. Alfred P. West, Jr. serves as Chairman of the Board and Chief Executive Officer of SFS and SEI, and Henry H. Greer serves as Director, President and Chief Operating Officer of SFS and SEI.

  Fund Transactions. For the Trust's current fiscal year, the Fund paid no brokerage commissions to affiliates.

  5% Shareholders. As of December 4, 1995, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of shares of the Fund.

                NAME AND ADDRESS                        PERCENTAGE OF
               OF BENEFICIAL OWNER     NUMBER OF SHARES FUND'S SHARES
               -------------------     ---------------- -------------
   Class A First Hawaiian Bank           354,310.3620      42.073%
           Asset Mngt. Div.
           Attn: Bishop St. Funds
           Dept.
           P.O. Box 3708
           Honolulu, HI 96811-3708
           First Hawaiian Bank           487,790.1930      57.923%
           Asset Mngt. Div.
           Attn: Bishop St. Funds
           Dept.
           P.O. Box 3708
           Honolulu, HI 96811-3708

  The Trust's Trustees and officers beneficially own less than 1% of the shares of the Trust.

  Adjournment. In the event that sufficient votes in favor of the Proposal set forth are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against any such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

  Required Vote. Approval of the Proposal with respect to the Fund requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

  Abstentions and "broker non-votes" will not be counted for or against the Proposal to which they relate, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the Proposal.

  Shareholder Proposals. The Trust does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Corporation, Legal Department, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.

  Reports to Shareholders. The Trust will furnish, without charge, a copy of the most recent Semi-Annual Report to Shareholders of the Trust on request. Requests should be directed to the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-262-9565.

  Other Matters. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                               -----------------

  SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                              BISHOP STREET FUNDS
                      Bishop Street Hawaii Tax-Free Fund
                      Special Meeting of the Shareholders

                 PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, JANUARY 29, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Bishop Street Hawaii Tax-Free Fund (the "Fund") of Bishop Street Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on January 29, 1996 at 10:00 a.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the new advisory agreement and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.   Approve the amendment to the investment policies of the Bishop
              Street Hawaii Tax-Free Fund in order to eliminate a requirement that 80% of its assets be invested in municipal securities the interest income from which is not treated as a preference item for purposes of the federal alternative minimum tax and to approve a change in the Fund's name.


                   For          Against          Abstain
              -----        -----            -----

This proxy will, when properly executed, be voted as directed herein by the signing

Shareholder. If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.



Dated:                 , 1995
      -----------------
                                   --------------------------------------
                                   Signature of Shareholder


                                   --------------------------------------
                                   Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

                                       2